UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2005

KINDER MORGAN MANAGEMENT, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16459 (Commission File Number)	76-0669886 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
     CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     Representatives of Kinder Morgan, Inc., Kinder Morgan Energy Partners, L.P. and Kinder Morgan Management, LLC intend to make presentations in Dallas, Texas on November 17, 2005 at the RBC 2005 MLP/Trust Conference. Prior to the presentation, interested parties will be able to view the materials to be presented at the conference by visiting our web site at: http://www.kindermorgan.com/investor/presentations. Interested parties may also access the presentation by audio webcast, both live and on-demand. The live presentation can be accessed at http://www.wsw.com/webcast/rbc37/kmp. The live presentation is scheduled to begin at 2:30 p.m. C.S.T. An archived webcast of the presentation will remain available for 30 days.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN MANAGEMENT, LLC

Dated: November 16, 2005	By:	/s/	Joseph Listengart
Joseph Listengart Vice President and Secretary